SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No. ___)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/_/   Preliminary Proxy Statement

/_/ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/_/   Definitive Additional Materials

/_/   Soliciting Materials Pursuant to Section 240.14a-12

                Alliance California Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


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                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      number, or the Form or Schedule and the date of its filing.

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

                                        [LOGO]
                                  ALLIANCEBERNSTEIN


                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672

--------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2014

To the stockholders of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"):

   Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of AGHIF, ANMIF, ACMIF and ANYMIF, each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), will be held at the offices of the Funds, 1345 Avenue of the Americas, 41/st/ Floor, New York, New York 10105, on March 27, 2014 at 2:30 p.m., Eastern Time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 21, 2014:

    1. To elect three Class Two Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies;

    2. To elect two Class One Directors of each of ANMIF, ACMIF and ANYMIF for a term of two years and until his successor is duly elected and qualifies; and

    3. To transact such other business as may properly come before the Meeting.

   Any stockholder of record of AGHIF, ANMIF, ACMIF or ANYMIF at the close of business on February 14, 2014 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

New York, New York
February 21, 2014

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO, BY TELEPHONE OR THROUGH THE INTERNET, AUTHORIZE PROXIES TO CAST YOUR VOTE. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN ORDER TO SAVE THE FUNDS ANY ADDITIONAL COST OF FURTHER PROXY SOLICITATION AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                PROXY STATEMENT

                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
            ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                 ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               -----------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                MARCH 27, 2014

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors (collectively, the "Board") of AllianceBernstein Global High Income Fund, Inc. ("AGHIF"), AllianceBernstein National Municipal Income Fund, Inc. ("ANMIF"), Alliance California Municipal Income Fund, Inc. ("ACMIF") and Alliance New York Municipal Income Fund, Inc. ("ANYMIF"), each of which is a Maryland corporation (each, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, on
March 27, 2014 at 2:30 p.m., Eastern Time. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about
February 21, 2014.

   Any stockholder who owned shares of AGHIF, ANMIF, ACMIF and ANYMIF at the close of business on February 14, 2014 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS' MEETING TO BE HELD ON THURSDAY, MARCH 27, 2014. THE PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT
WWW.ALLIANCEBERNSTEIN.COM/ABFUNDSPROXY.

                             PROPOSALS ONE AND TWO
                             ELECTION OF DIRECTORS

   Under the Funds' respective Charters and Bylaws, the Board has been divided into three classes of Directors serving staggered terms of three years. Generally, one class of Directors is nominated each year by the Board for election by the Fund's stockholders. For all of the Funds, the terms of Class Two Directors will expire as of the Meeting, the terms of Class Three Directors will expire as of the annual meeting of stockholders to be held in 2015, and the terms of Class One Directors will expire as of the annual meeting of stockholders to be held in 2016. However, for the reason discussed below, in the case of ANMIF, ACMIF and ANYMIF, two Class One Directors are standing for re-election at the Meeting. Upon expiration of the terms of the Directors of each class as set forth above, their successors in that class will be elected to serve for a term of three years and until their successors are duly elected and qualify.

   Under this classified Board structure, it would normally require two years of annual meeting elections to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if such Directors are not then standing for re-election. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for a Fund's stockholders to change the majority of Directors of the Fund and, thus, have the effect of maintaining the continuity of management.

   The holders of each series of preferred stock of ANMIF, ACMIF and ANYMIF (the "Preferred Stockholders") have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF (i.e., one vote per share), respectively, and vote together with the holders of the common stock as a single class on proposals that may be properly presented at the Meeting applicable to their respective Funds, as described below. In addition, the Preferred Stockholders, voting separately as a class, have the right to elect two Directors of their Fund ("Preferred Directors").

Proposal One - All Funds
------------------------

   At the Meeting, three Class Two Directors of each Fund will be standing for election to serve for terms of three years and, in each case, until his successor is elected and qualifies. William H. Foulk, Jr. and D. James Guzy are standing for election in Class Two of each Fund; John H. Dobkin is standing for election in Class Two of AGHIF; and Robert M. Keith is standing for election in Class Two of ANMIF, ACMIF and ANYMIF. Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve, or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for such substitute nominee as the Board may recommend.

   The affirmative vote of a majority of the votes entitled to be cast by a Fund's preferred stockholders (as applicable) and common stockholders voting together as a single class is required to elect a Class Two Director. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of each of the nominees.

Proposal Two - ANMIF, ACMIF and ANYMIF
--------------------------------------

   At the Meeting, two Preferred Directors of each of ANMIF, ACMIF and ANYMIF will be standing for election to serve for terms of two years and, in each case, until his successor is elected and qualifies. The Preferred Directors are John H. Dobkin and Michael J. Downey and each is a Class One Director of ANMIF, ACMIF and ANYMIF. Under normal circumstances, the three-year term of office of the Preferred Directors would have commenced in 2013, but because sufficient numbers of votes to effect their re-election were not received at the last annual meeting of shareholders, the Preferred Directors were not re-elected at that meeting. The Preferred Directors have continued to serve as such since no successors were duly elected or qualified. Accordingly, the Preferred Directors are again standing for election at the Meeting to serve until the next election of Class One Directors in 2016.

   The affirmative vote of a majority of the votes entitled to be cast by each Fund's Preferred Stockholders, voting separately, is required to elect a Preferred Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of each of the nominees.

   Certain information concerning the Funds' Directors and the nominees is set forth below.

                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                                    IN            OTHER
                            YEAR                                                 ALLIANCE-    DIRECTORSHIPS
                            TERM                                                 BERNSTEIN       HELD BY
                             AS A                                                  FUND         DIRECTOR
                           DIRECTOR                PRINCIPAL OCCUPATION(S)        COMPLEX     DURING PAST
      NAME, ADDRESS*        WILL    YEARS OF        DURING PAST 5 YEARS          OVERSEEN       5 YEARS
         AND AGE           EXPIRE   SERVICE**            OR LONGER              BY DIRECTOR    OR LONGER
-------------------------- -------- ---------- -------------------------------- -----------  ----------------
INDEPENDENT
DIRECTORS
Chairman of the Board      Class    Each       Private Investor since prior to     100       Xilinx, Inc.
Marshall C. Turner, Jr.,#  Three    Fund: 8    2009. Former CEO of                           (programmable
72                         (2015)              Dupont Photomasks, Inc.                       logic semi-
                                               (components of semi-                          conductors)
                                               conductor manufacturing),                     and
                                               2003-2006, and interim CEO                    SunEdison,
                                               1999-2000. Interim CEO of                     Inc. (semi-
                                               MEMC Electronic Materials,                    conductor
                                               Inc. (semi-conductor and                      substrates,
                                               solar cell substrates) from                   solar materials
                                               November 2008 until March                     and solar
                                               2009. He has extensive                        power plants)
                                               operating and early stage                     since prior to
                                               investment experience,                        2009
                                               including prior service as
                                               general partner of three
                                               institutional venture capital
                                               partnerships, and serves on
                                               the boards of three education
                                               and science-related non-profit
                                               organizations. He has served
                                               as a director of one
                                               AllianceBernstein fund since
                                               1992, and director or trustee
                                               of multiple AllianceBernstein
                                               funds since 2005. He is
                                               Chairman of the
                                               AllianceBernstein Funds
                                               since January 2014.

John H. Dobkin,#           Class    AGHIF: 21  Independent Consultant since        100       None
72                         One      ANMIF,     prior to 2009. Formerly,
                           (ANMIF,  ACMIF and  President of Save Venice,
                           ACMIF    ANYMIF:    Inc. (preservation
                           and      12         organization) from 2001-
                           ANYMIF              2002; Senior Adviser from
                           2016)+              June 1999-June 2000 and
                                               President of Historic Hudson
                           Class               Valley (historic preservation)
                           Two                 from December 1989-May
                           (AGHIF              1999. Previously, Director of
                           2017)+              the National Academy of
                                               Design. He has served as a
                                               director or trustee of various
                                               AllianceBernstein Funds
                                               since 1992.

                                                                              NUMBER OF
                                                                             PORTFOLIOS
                                                                                 IN            OTHER
                         YEAR                                                 ALLIANCE-    DIRECTORSHIPS
                         TERM                                                 BERNSTEIN       HELD BY
                          AS A                                                  FUND         DIRECTOR
                        DIRECTOR                PRINCIPAL OCCUPATION(S)        COMPLEX     DURING PAST
    NAME, ADDRESS*       WILL    YEARS OF        DURING PAST 5 YEARS          OVERSEEN       5 YEARS
       AND AGE          EXPIRE   SERVICE**            OR LONGER              BY DIRECTOR    OR LONGER
----------------------- -------- ---------- -------------------------------- -----------  ---------------
Michael J. Downey,#     Class    Each       Private Investor since prior        100       The Asia
70                      One      Fund: 9    to 2009. Formerly,                            Pacific Fund,
                        (Each               managing partner of                           Inc. since
                        Fund                Lexington Capital, LLC                        prior to
                        2016)+              (investment advisory firm)                    2009, and
                                            from December 1997 until                      Prospect
                                            December 2003. From 1987                      Acquisition
                                            until 1993, Chairman and                      Corp.
                                            CEO of Prudential Mutual                      (financial
                                            Fund Management, director                     services)
                                            of the Prudential mutual                      from 2007
                                            funds, and member of the                      until 2009
                                            Executive Committee of                        and The
                                            Prudential Securities Inc.                    Merger Fund
                                            He has served as a director                   since prior to
                                            or trustee of the                             2009 until
                                            AllianceBernstein Funds                       2013
                                            since 2005 and is director
                                            and chairman of one other
                                            investment company.

William H. Foulk, Jr.,  Class    AGHIF: 21  Investment Adviser and an           100       None
#,##                    Two      ANMIF,     Independent Consultant
81                      (2017)+  ACMIF and  since prior to 2009.
                                 ANYMIF:    Previously, he was Senior
                                 12         Manager of Barrett
                                            Associates, Inc., a registered
                                            investment adviser. He was
                                            formerly Deputy
                                            Comptroller and Chief
                                            Investment Officer of the
                                            State of New York and, prior
                                            thereto, Chief Investment
                                            Officer of the New York
                                            Bank for Savings. He has
                                            served as a director or trustee
                                            of various AllianceBernstein
                                            Funds since 1983, and has
                                            been Chairman of the
                                            Independent Directors
                                            Committee of the
                                            AllianceBernstein Funds
                                            since 2003. He served as
                                            Chairman of such Funds
                                            from 2003 through
                                            December 2013.

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                           IN            OTHER
                     YEAR                                               ALLIANCE-    DIRECTORSHIPS
                     TERM                                               BERNSTEIN       HELD BY
                      AS A                                                FUND         DIRECTOR
                    DIRECTOR               PRINCIPAL OCCUPATION(S)       COMPLEX     DURING PAST
  NAME, ADDRESS*     WILL    YEARS OF       DURING PAST 5 YEARS         OVERSEEN       5 YEARS
     AND AGE        EXPIRE   SERVICE**           OR LONGER             BY DIRECTOR    OR LONGER
------------------- -------- ---------  ------------------------------ -----------  ---------------
D. James Guzy,#     Class    Each       Chairman of the Board of          100       PLX
77                  Two      Fund: 8    PLX Technology (semi-                       Technology
                    (Each               conductors) and of SRC                      (semi-
                    Fund                Computers Inc., with which                  conductors)
                    2017)+              he has been associated since                since prior to
                                        prior to 2009. He was a                     2009 and
                                        director of Intel Corporation               Cirrus Logic
                                        (semi-conductors) from                      Corporation
                                        1969-2008, and served as                    (semi-
                                        Chairman of the Finance                     conductors)
                                        Committee for such company                  since prior to
                                        for several years until May                 2009 until
                                        2008. He has served as a                    July 2011
                                        director or trustee of one or
                                        more of the
                                        AllianceBernstein Funds
                                        since 1982.

Nancy P. Jacklin,#  Class    Each       Professorial Lecturer at the      100       None
65                  One      Fund: 8    Johns Hopkins School of
                    (Each               Advanced International
                    Fund                Studies since prior to 2009.
                    2016)               Formerly, U.S. Executive
                                        Director of the International
                                        Monetary Fund (December
                                        2002-May 2006); Partner,
                                        Clifford Chance (1992-
                                        2002); Sector Counsel,
                                        International Banking and
                                        Finance, and Associate
                                        General Counsel, Citicorp
                                        (1985-1992); Assistant
                                        General Counsel
                                        (International), Federal
                                        Reserve Board of Governors
                                        (1982-1985); and Attorney
                                        Advisor, U.S. Department of
                                        the Treasury (1973-1982).
                                        Member of the Bar of the
                                        District of Columbia and
                                        New York; member of the
                                        Council on Foreign
                                        Relations. She has served as
                                        a director or trustee of the
                                        AllianceBernstein Funds
                                        since 2006.

                                                                         NUMBER OF
                                                                        PORTFOLIOS
                                                                            IN           OTHER
                   YEAR                                                  ALLIANCE-   DIRECTORSHIPS
                   TERM                                                  BERNSTEIN      HELD BY
                    AS A                                                   FUND        DIRECTOR
                  DIRECTOR                 PRINCIPAL OCCUPATION(S)        COMPLEX    DURING PAST
 NAME, ADDRESS*    WILL    YEARS OF         DURING PAST 5 YEARS          OVERSEEN      5 YEARS
    AND AGE       EXPIRE   SERVICE**             OR LONGER              BY DIRECTOR   OR LONGER
----------------- -------- ---------  --------------------------------- -----------  -------------
Garry L. Moody,#   Class   Each       Independent Consultant.              100       Greenbacker
61                 Three   Fund: 6    Formerly, Partner, Deloitte &                  Renewable
                   (Each              Touche LLP 1995-2008,                          Energy
                   Fund               where he held a number of                      Company
                   2015)              senior positions, including                    LLC
                                      Vice Chairman, and U.S. and                    (renewable
                                      Global Investment                              energy and
                                      Management Practice                            energy
                                      Managing Partner; President,                   efficiency
                                      Fidelity Accounting and                        projects)
                                      Custody Services Company                       from August
                                      (1993-1995); and Partner,                      2013 until
                                      Ernst & Young LLP (1975-                       January
                                      1993), where he served as the                  2014
                                      National Director of Mutual
                                      Fund Tax Services and
                                      Managing Partner of its
                                      Chicago Office Tax
                                      Department. He is a member
                                      of both the Governing
                                      Council of the Independent
                                      Directors Council (IDC), an
                                      organization of independent
                                      directors of mutual funds and
                                      the Trustee Advisory Board
                                      of BoardIQ, a biweekly
                                      publication focused on issues
                                      and news affecting directors
                                      of mutual funds. He has
                                      served as a director or trustee,
                                      and as Chairman of the Audit
                                      Committee, of the
                                      AllianceBernstein Funds
                                      since 2008.

Earl D. Weiner,#   Class   Each       Of Counsel, and Partner prior        100       None
74                 Three   Fund: 7    to January 2007, of the law
                   (Each              firm Sullivan & Cromwell
                   Fund               LLP and member of ABA
                   2015)              Federal Regulation of
                                      Securities Committee Task
                                      Force to draft editions of the
                                      Fund Director's Guidebook.
                                      He has served as a director or
                                      trustee of the
                                      AllianceBernstein Funds
                                      since 2007 and is Chairman
                                      of the Governance and
                                      Nominating Committees of
                                      the AllianceBernstein Funds.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                     IN           OTHER
                              YEAR                                                ALLIANCE-   DIRECTORSHIPS
                              TERM                                                BERNSTEIN      HELD BY
                               AS A                                                 FUND        DIRECTOR
                             DIRECTOR                PRINCIPAL OCCUPATION(S)       COMPLEX    DURING PAST
       NAME, ADDRESS*         WILL    YEARS OF        DURING PAST 5 YEARS         OVERSEEN      5 YEARS
          AND AGE            EXPIRE   SERVICE**            OR LONGER             BY DIRECTOR   OR LONGER
---------------------------- -------- ---------  ------------------------------- -----------  -------------
INTERESTED
DIRECTOR
Robert M. Keith,++           Class    Each       Senior Vice President of           100           None
1345 Avenue of the Americas  One      Fund: 5    AllianceBernstein L.P.
New York, NY 10105           (AGHIF              (the "Adviser")+++ and
53                           2016)               head of AllianceBernstein
                                                 Investments, Inc.
                             Class               ("ABI")+++ since July 2008;
                             Two                 Director of ABI and
                             (ANMIF,             President of the
                             ACMIF               AllianceBernstein Funds.
                             and                 Previously, he served as
                             ANYMIF              Executive Managing Director
                             2017)+              of ABI from December 2006
                                                 to June 2008. Prior to joining
                                                 ABI in 2006, he served as
                                                 Executive Managing Director
                                                 of Bernstein Global Wealth
                                                 Management, and prior
                                                 thereto, Senior Managing
                                                 Director and Global Head of
                                                 Client Service and Sales of
                                                 the Adviser's institutional
                                                 investment management
                                                 business since 2004. Prior
                                                 thereto, he served as
                                                 Managing Director and Head
                                                 of North American Client
                                                 Service and Sales in the
                                                 Adviser's institutional
                                                 investment management
                                                 business.

--------
* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
** "Years of Service" refers to the total number of years served as a Director. # Member of the Audit Committee, the Governance and Nominating Committee, and
   the Independent Directors Committee for each Fund.
## Member of the Fair Value Pricing Committee for each Fund.
+  If elected at the Meeting.
++ Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), of each Fund due to his position as a Senior Vice President of the Adviser.
+++The Adviser and ABI are affiliates of each Fund.

   The dollar range of the Funds' securities beneficially owned by each Director, and the aggregate dollar range of securities owned in the funds overseen by the Director within the AllianceBernstein Fund Complex are set forth below.

                                                        AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                        SECURITIES IN THE
                                                      FUNDS OVERSEEN IN THE
                             DOLLAR RANGE OF EQUITY     ALLIANCEBERNSTEIN
                             SECURITIES IN THE FUNDS      FUND COMPLEX
                             AS OF DECEMBER 31, 2013 AS OF DECEMBER 31, 2013
                             ----------------------- -----------------------
    Independent Directors
    ---------------------
    John H. Dobkin                        None            Over $100,000
    Michael J. Downey                     None            Over $100,000
    William H. Foulk, Jr.    AGHIF:  $10,001-$50,000      Over $100,000
                             ANMIF:    $1-$10,000         Over $100,000
    D. James Guzy            AGHIF:  $10,001-$50,000      Over $100,000
    Nancy P. Jacklin         AGHIF:  $10,001-$50,000      Over $100,000
    Garry L. Moody                        None            Over $100,000
    Marshall C. Turner, Jr.               None            Over $100,000
    Earl D. Weiner           AGHIF:  $10,001-$50,000      Over $100,000
                             ANYMIF:   $1-$10,000         Over $100,000
    Interested Director
    -------------------
    Robert M. Keith                       None                None

   The business and affairs of the Funds are managed under the direction of the Board. Directors who are not "interested persons" of the Funds as defined in the 1940 Act, are referred to as "Independent Directors," and the Director who is an "interested person" of the Funds is referred to as an "Interested Director." Certain information concerning each Director and the Funds' governance structure is set forth below.

   Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

   The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

   In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve as a Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

   Among other attributes and qualifications, common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors); to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committee since 2003, served as Chairman of the AllianceBernstein Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director, including as Chairman of a public company and as Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser, with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant, including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, has served as a Director of Greenbacker Renewable Energy Company LLC and has served as a director or trustee and Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor, including serving as general partner of three institutional venture capital partnerships, and has served as Chairman of the Board since January 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes representing registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a Director's experience, qualifications, attributes and skills does not impose on such Director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

   Board Structure and Oversight Function. The Board is responsible for oversight of the Funds. Each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds' other service providers in the operations of each Fund in accordance with its investment objective and policies, and otherwise in accordance with the Fund's prospectus, the requirements of the 1940 Act and other applicable Federal laws, applicable state laws and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee and the Fair Value Pricing Committee - and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

   An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe this structure sets the proper tone for the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing such relationships. In addition, each Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

   Risk Oversight. Each Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances will occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

   Risk oversight forms part of the Board's general oversight of the Funds' investment programs and operations, and is addressed as part of various regular Board and committee activities. Each Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in ensuring effective risk management, but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, resource availability and/or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), each Fund's Senior Officer (who is also the Fund's independent compliance officer), each Fund's Chief Compliance Officer, each Fund's independent registered public accounting firm and counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs.

   Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks. Processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary for the Funds to bear certain risks (such as investment-related risks) to achieve the Funds' goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

   During each Fund's fiscal year ended 2013, the Board of AGHIF met nine times, and the Board of ANMIF, ACMIF and ANYMIF met eight times. The Funds do not have a policy that requires a Director to attend annual meetings of stockholders.

   Board Committees. The Board has four standing committees: the Audit Committee, the Governance and Nominating Committee, the Independent Directors Committee, and the Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors.

   The function of the Audit Committee is to assist the Board in its oversight of each Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the New York Stock Exchange. During each Fund's fiscal year ended 2013, the Audit Committee of AGHIF met two times; of ANMIF, three times; of ACMIF, three times; and of ANYMIF, three times.

   The Board has adopted a charter for its Governance and Nominating Committee, a current copy of which is available at www.alliancebernstein.com (under "AllianceBernstein Mutual Fund Investors," click on "U.S." then "Closed-End Funds" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Prospectuses & Shareholder Resources" then "Governance and Nominating Committee Charter"). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to Fund governance and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders (subject to the following paragraph), and other appropriate sources.

   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Fund's outstanding common stock for at least two years prior to the time of submission and who timely provide specified information about the candidates, and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group of stockholders for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. During each Fund's fiscal year ended 2013, the Governance and Nominating Committee met three times.

   The function of the Independent Directors Committee is to consider and take action on matters that the Committee or the Board believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Shareholder Inquiry Agency Agreements. During each Fund's fiscal year ended 2013, the Independent Directors Committee of AGHIF met seven times, and the Independent Directors Committee of ANMIF, ACMIF and ANYMIF met seven times. The Independent Directors meet in executive session without representation of management present at every Board meeting. In the fiscal year ended 2013, the approval of the Advisory and Shareholder Inquiry Agency Agreements was considered at the November 5-7, 2013 executive sessions.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Fund made under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Fund's net asset value by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Funds' most recently completed fiscal years.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of a Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Joint Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   Board Compensation. None of the Funds pays any fees to, or reimburses expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. Information concerning the aggregate compensation paid by the Funds to the Directors during each Fund's fiscal year ended 2013; the aggregate compensation paid to the Directors during calendar year 2013 by all of the investment companies overseen by the Director within the AllianceBernstein

Fund Complex; the total number of investment companies in the AllianceBernstein Fund Complex for which each Director serves as a director or trustee; and the number of investment portfolios for which each Director serves as a director or trustee, is set forth below. Neither the Funds nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                    NUMBER OF
                                                                  NUMBER OF        INVESTMENT
                                                                 INVESTMENT        PORTFOLIOS
                                                              COMPANIES IN THE     WITHIN THE
                                                              ALLIANCEBERNSTEIN ALLIANCEBERNSTEIN
                                              COMPENSATION      FUND COMPLEX,     FUND COMPLEX,
                                                FROM THE        INCLUDING THE     INCLUDING THE
                          COMPENSATION      ALLIANCEBERNSTEIN   FUNDS, AS TO      FUNDS, AS TO
                            FROM THE          FUND COMPLEX,       WHICH THE         WHICH THE
                          FUNDS DURING        INCLUDING THE     DIRECTOR IS A     DIRECTOR IS A
                         THEIR FISCAL YEARS   FUNDS, DURING      DIRECTOR OR       DIRECTOR OR
   NAME OF DIRECTOR        ENDED 2013             2013             TRUSTEE           TRUSTEE
------------------------ ------------------ ----------------- ----------------- -----------------
Independent Directors
---------------------
John H. Dobkin           $ 6,324   AGHIF        $262,000             31                100
                         $ 6,488   ANMIF
                         $ 6,488   ACMIF
                         $ 6,488   ANYMIF

Michael J. Downey        $ 6,324   AGHIF        $262,000             31                100
                         $ 6,488   ANMIF
                         $ 6,488   ACMIF
                         $ 6,488   ANYMIF

William H. Foulk, Jr.*   $11,915   AGHIF        $487,000             31                100
                         $12,113   ANMIF
                         $12,113   ACMIF
                         $12,113   ANYMIF

D. James Guzy            $ 6,324   AGHIF        $262,000             31                100
                         $ 6,488   ANMIF
                         $ 6,488   ACMIF
                         $ 6,488   ANYMIF

Nancy P. Jacklin         $ 6,324   AGHIF        $262,000             31                100
                         $ 6,488   ANMIF
                         $ 6,488   ACMIF
                         $ 6,488   ANYMIF

Garry L. Moody           $ 7,064   AGHIF        $297,000             31                100
                         $ 7,319   ANMIF
                         $ 7,319   ACMIF
                         $ 7,319   ANYMIF

Marshall C. Turner, Jr.  $ 6,324   AGHIF        $262,000             31                100
                         $ 6,488   ANMIF
                         $ 6,488   ACMIF
                         $ 6,488   ANYMIF

Earl D. Weiner           $ 6,772   AGHIF        $280,000             31                100
                         $ 6,938   ANMIF
                         $ 6,938   ACMIF
                         $ 6,938   ANYMIF

--------
*  Mr. Foulk served as Chairman of the Board until December 31, 2013.

   THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL ONE AND PROPOSAL TWO. FOR EACH FUND, APPROVAL OF PROPOSAL ONE AND PROPOSAL TWO REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST.

                     PROXY VOTING AND STOCKHOLDER MEETING

   All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast for the election of the nominees as Directors for each Fund. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card in the manner recommended by the Board. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by (i) giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, (ii) signing and delivering to the Secretary another proxy of a later date, or (iii) voting in person at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or may represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). For each Fund, the election of the nominees as Director in Proposal One requires the affirmative vote of a majority of the votes entitled to be cast by the Fund's preferred stockholders (as applicable) and common stockholders voting together as a single class. For each of ANMIF, ACMIF and ANYMIF, the approval of Proposal Two requires the affirmative vote of a majority of the votes entitled to be cast by the Fund's Preferred Stockholders, voting separately. Any abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against Proposals One and Two. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   For each Fund, a quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock, and preferred stock, as applicable, of the Fund. In the event that (i) a quorum is not present at the Meeting for a Fund; or (ii) a quorum is present but sufficient votes in favor of the position recommended by the Board for Proposal One and Proposal Two (as described in the Proxy Statement) have not been timely received, the Chairman of the Meeting may authorize, or the persons named as proxies may propose and vote for, one or more adjournments of the Meeting up to 120 days after the Record Date for that Fund, with no other notice than an announcement at the Meeting, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board will be voted against adjournment of the Meeting.

   The Meeting is scheduled as a joint meeting of the stockholders of the Funds, because the stockholders of all the Funds are to consider and vote on the election of Directors. Stockholders of each Fund will vote separately on the election of Directors for that Fund and on any other matter that may properly come before the Meeting for such Fund. An unfavorable vote by the stockholders of one Fund will not affect the vote on the election of Directors or on any other matter by the stockholders of another Fund. As described above, Preferred Stockholders will have equal voting rights with the holders of the common stock of ANMIF, ACMIF and ANYMIF, respectively, and will vote together with the holders of the common stock as a single class for purposes of Proposal One and on any proposal that may be properly presented at the Meeting applicable to their respective Funds. Preferred Stockholders of each of ANMIF, ACMIF and ANYMIF will vote separately with respect to Proposal Two.

   Each Fund has engaged AST Fund Solutions LLC ("AST"), to assist in soliciting proxies for the Meeting. AST will receive a total fee of approximately $2,000 for its services, to be divided equally among the Funds ($500 per Fund).

OTHER INFORMATION

OFFICERS OF THE FUNDS
---------------------

   Certain information concerning the Funds' officers is set forth below. Each officer is elected annually by the Board and serves a one-year term until his or her successor is duly elected and qualifies.

                                       POSITION(S) (MONTH AND YEAR      PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                   PAST 5 YEARS (OR LONGER)
-------------------------------------  -------------------------------- ---------------------------------
Robert M. Keith                        President and Chief Executive    See biography above.
53                                     Officer, all Funds (09/08)

Philip L. Kirstein                     Senior Vice President and        Senior Vice President and
68                                     Independent Compliance Officer,  Independent Compliance
                                       all Funds (10/04)                Officer of the AllianceBernstein
                                                                        Mutual Funds, with which he
                                                                        has been associated since
                                                                        October 2004. Prior thereto, he
                                                                        was Of Counsel to Kirkpatrick
                                                                        & Lockhart, LLP from October
                                                                        2003-October 2004, and
                                                                        General Counsel of Merrill
                                                                        Lynch Investment Managers,
                                                                        L.P. since prior to March 2003.

                                       POSITION(S) (MONTH AND YEAR    PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)                 PAST 5 YEARS (OR LONGER)
-------------------------------------  ------------------------------ --------------------------------
Robert (Guy) B. Davidson III           Senior Vice President,         Senior Vice President of the
52                                     ANMIF (4/02)                   Adviser**, with which he has
                                       ACMIF (4/02)                   been associated since prior to
                                       ANYMIF (4/02)                  2009.

Douglas J. Peebles                     Senior Vice President,         Senior Vice President of the
48                                     ANMIF (6/04)                   Adviser**, with which he has
                                       ACMIF (6/04)                   been associated since prior to
                                       ANYMIF (6/04)                  2009.

Michael G. Brooks                      Vice President,                Senior Vice President of the
65                                     ANMIF (10/05)                  Adviser**, with which he has
                                       ACMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2009.

Fred S. Cohen                          Vice President,                Senior Vice President of the
55                                     ACMIF (10/05)                  Adviser**, with which he has
                                       ANMIF (10/05)                  been associated since prior to
                                       ANYMIF (10/05)                 2009.

Paul J. DeNoon                         Vice President,                Senior Vice President of the
51                                     AGHIF (4/94)                   Adviser**, with which he has
                                                                      been associated since prior to
                                                                      2009.

Terrance T. Hults                      Vice President,                Senior Vice President of the
47                                     ANMIF (12/01)                  Adviser**, with which he has
                                       ACMIF (12/01)                  been associated since prior to
                                       ANYMIF (12/01)                 2009.

Marco G. Santamaria                    Senior Vice President,         Senior Vice President of the
48                                     AGHIF (9/10)                   Adviser**, with which he has
                                                                      been associated since June
                                                                      2010. Prior thereto, he was a
                                                                      founding partner at Global
                                                                      Securities Advisors, an
                                                                      emerging market-oriented
                                                                      fixed-income hedge fund since
                                                                      prior to 2009.

Joseph J. Mantineo                     Treasurer and Chief Financial  Senior Vice President of
54                                     Officer, all Funds (8/06)      AllianceBernstein Investor
                                                                      Services, Inc. ("ABIS")**, with
                                                                      which he has been associated
                                                                      since prior to 2009.

Phyllis J. Clarke                      Controller,                    Vice President of ABIS**, with
53                                     ANMIF (5/09)                   which she has been associated
                                       ACMIF (5/09)                   since prior to 2009.
                                       ANYMIF (5/09)

Stephen Woetzel                        Controller,                    Vice President of ABIS**, with
42                                     AGHIF (5/09)                   which he has been associated
                                                                      since prior to 2009.

                                       POSITION(S) (MONTH AND YEAR  PRINCIPAL OCCUPATION DURING
NAME, ADDRESS* AND AGE                 FIRST ELECTED)               PAST 5 YEARS (OR LONGER)
-------------------------------------  ---------------------------  ---------------------------------
Vincent S. Noto                        Chief Compliance Officer,    Chief Compliance Officer of the
49                                     all Funds (01/14)            AllianceBernstein Funds, and
                                                                    Vice President of ABIS**, with
                                                                    which he has been associated
                                                                    since prior to 2009.

Emilie D. Wrapp                        Secretary,                   Senior Vice President, Assistant
58                                     all Funds (10/05)            General Counsel and Assistant
                                                                    Secretary of ABI**, with which
                                                                    she has been associated since
                                                                    prior to 2009.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.
** An affiliate of each of the Funds.

STOCK OWNERSHIP
---------------

   The outstanding voting shares of AGHIF, ANMIF, ACMIF and ANYMIF as of the Record Date consisted of 86,229,677 shares of common stock of AGHIF; 28,774,936 shares of common stock and 2,677 shares of each of Auction Preferred Shares, Series M, Series W and Series TH and 1,658 shares of Series T of ANMIF; 8,554,668 shares of common stock and 1,451 shares of each of Auction Preferred Shares, Series M and Series T of ACMIF; and 4,836,261 shares of common stock and 816 shares of each of Auction Preferred Shares, Series M and Series T of ANYMIF.

   As of February 3, 2014, the Directors and officers of each Fund, both individually and as a group, owned less than 1% of the shares of any Fund. During each Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.

AUDIT COMMITTEE REPORT
----------------------

   The following Audit Committee Report was adopted by the Audit Committee for each Fund.

   The Audit Committee operates pursuant to a written charter, a copy of which may be found on the Adviser's website at www.alliancebernstein.com (under "AllianceBernstein Mutual Fund Investors," click on "U.S." then "Closed-End Funds" then the name of a Fund (e.g., "Alliance New York Municipal Income Fund") then "Prospectuses & Shareholder Resources" then "Closed-End Funds Audit Committee Charter"). The purposes of the Audit Committee are to (1) assist the Board in its oversight of the accounting and financial reporting policies and practices of the Fund, including (i) the quality and integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements, particularly those that relate to the Fund's accounting, financial reporting, internal controls over financial reporting, and independent audits; (iii) the retention, independence, qualifications and performance of the independent registered public accounting firm; (iv) meeting with representatives of the internal audit department of the Adviser regarding such department's activities relating to the Fund; and (v) the Fund's compliance with applicable laws by receiving reports from counsel who believe there is credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and (2) prepare this report. As set forth in the Closed-End Funds Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent registered public accounting firm of the Fund. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, Auditors Communication with those Charged with Governance, and other professional standards, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the independent registered public accounting firm's independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence, as currently in effect, and has discussed the independent registered public accounting firm's independence with such firm.

   The members of the Fund's Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that the Fund's independent registered public accounting firm is in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Closed-End Funds Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal year.

   Submitted by the Audit Committee of each Fund's Board of Directors:

 John H. Dobkin                         Nancy P. Jacklin
 Michael J. Downey                      Garry L. Moody
 William H. Foulk, Jr.                  Marshall C. Turner, Jr.
 D. James Guzy                          Earl D. Weiner

APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS BY THE BOARD
-----------------------------------------------------------------------

   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Funds' independent registered public accounting firm. In addition, on the dates specified below, the Board approved the selection of the Funds' independent registered public accounting firm as required by, and in accordance with, the 1940 Act. At meetings held on February 5-6, 2013 (AGHIF) and November 5-7, 2013 (ANMIF, ACMIF and ANYMIF), the Board approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, the selection of Ernst & Young LLP as the independent registered public accounting firm to audit, regarding each Fund, the accounts for the fiscal year ending, as applicable, March 31, 2014 (AGHIF) and October 31, 2014 (ANMIF, ACMIF and ANYMIF).

   Ernst & Young LLP has audited the accounts of AGHIF, ANMIF, ACMIF and ANYMIF since the respective dates of the commencement of each of the Fund's operations, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. Representatives of Ernst & Young LLP are expected to attend the Meeting, to have the opportunity to make a statement and to respond to appropriate questions from the stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES
----------------------------------------------------

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided by the independent registered public accounting firm to any Fund during this period.

                                                                               ALL FEES FOR
                                                                                NON-AUDIT
                                                                     ALL OTHER   SERVICES
                                                                     FEES FOR  PROVIDED TO
                                                                     SERVICES   THE FUND,
                                                                     PROVIDED  THE ADVISER
                                                  AUDIT               TO THE   AND SERVICE
                                    AUDIT FEES RELATED FEES TAX FEES   FUND    AFFILIATES*
                                    ---------- ------------ -------- --------- ------------
AllianceBernstein Global       2012  $57,500      $8,000    $17,891     $0       $598,428
 High Income Fund, Inc.        2013  $57,500      $8,326    $18,795     $0       $658,928

AllianceBernstein
 National Municipal            2012  $32,500      $8,326    $12,967     $0       $720,058
 Income Fund, Inc.             2013  $32,500      $8,000    $12,967     $0       $344,478

Alliance California Municipal  2012  $32,500      $8,326    $12,967     $0       $720,058
 Income Fund, Inc.             2013  $32,500      $8,000    $12,967     $0       $344,478

Alliance New York Municipal    2012  $32,500      $8,326    $12,967     $0       $720,058
 Income Fund, Inc.             2013  $32,500      $8,000    $12,967     $0       $344,478

--------
* The fees vary because they are presented based on each Fund's last two fiscal years and reflect fees for non-audit services for different periods.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Funds' Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to a Fund by the Fund's independent registered public accounting firm. A Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and any Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2013 are for services pre-approved by each Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for each Fund that were subject to pre-approval by the Audit

Committee for 2013 were AGHIF, $27,121 (comprising $8,326 of audit related fees and $18,795 of tax fees); ANMIF, $20,967 (comprising $8,000 of audit related fees and $12,967 of tax fees); ACMIF, $20,967 (comprising $8,000 of audit related fees and $12,967 of tax fees); and ANYMIF, $20,967 (comprising $8,000 of audit related fees and $12,967 of tax fees). The Audit Committee has considered whether the provision, to the Adviser and/or any Service Affiliate by the Funds' independent registered public accounting firm, of any non-audit services that were not pre-approved by the Audit Committee is compatible with maintaining the independent registered public accounting firm's independence.

  INFORMATION AS TO THE INVESTMENT ADVISER AND THE ADMINISTRATOR OF THE FUNDS

   Each Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser also functions as the administrator to the Funds.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   None of the Funds is aware of an untimely filing of a statement of initial beneficial ownership interest by any person subject to Section 16 under the Securities Exchange Act of 1934 during the Fund's fiscal year ended 2013.

                                 OTHER MATTERS

   Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies. As of February 3, 2014, the following shareholders held more than 5% of the specified Fund's shares:

                                                                    NUMBER
FUND             SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES PERCENTAGE
------ ------------------------------------------ ---------------- --------- ----------
ANMIF  First Trust Portfolios L.P., First Trust   common stock     3,991,870   13.90%
       Advisors L.P. and The Charger
       Corporation (120 East Liberty Drive,
       Suite 400, Wheaton, Illinois 60187)

ANMIF  Citigroup Global Markets Inc., Citigroup   auction rate         2,957   30.50%
       Financial Products Inc., Citigroup Global  preferred stock
       Markets Holdings Inc. (388 Greenwich
       Street, New York, New York 10013) and
       Citigroup Inc. (399 Park Avenue,
       New York, New York 10043)

                                                                    NUMBER
 FUND            SHAREHOLDER (ADDRESS)            CLASS OF SHARES  OF SHARES PERCENTAGE
------- ----------------------------------------- ---------------- --------- ----------
ANMIF   UBS AG on behalf of UBS Securities        auction rate         1,049   10.83%
        LLC and UBS Financial Services Inc.       preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8021,
        Zurich, Switzerland)

ANMIF   Bank of America Corp. (Bank of            auction rate         1,770   18.30%
        America Corporate Center, 100 North       preferred stock
        Tryon Street, Charlotte, North Carolina
        28255), Bank of America N.A.
        (101 South Tryon Street, Charlotte,
        North Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina 28255)

ACMIF   First Trust Portfolios L.P., First Trust  common stock     1,501,144   17.55%
        Advisors L.P. and The Charger
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ACMIF   Citigroup Global Markets Inc.,            auction rate         1,456   50.20%
        Citigroup Financial Products Inc.,        preferred stock
        Citigroup Global Markets Holdings Inc.
        (388 Greenwich Street, New York,
        New York 10013) and Citigroup Inc.
        (399 Park Avenue, New York,
        New York 10043)

ACMIF   UBS AG on behalf of UBS Securities        auction rate           351   12.10%
        LLC and UBS Financial Services Inc.       preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8021,
        Zurich, Switzerland)

ACMIF   Bank of America Corp. (Bank of            auction rate           834   28.70%
        America Corporate Center, 100 North       preferred stock
        Tryon Street, Charlotte, North Carolina
        28255), Bank of America N.A.
        (101 South Tryon Street, Charlotte,
        North Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina 28255)

ANYMIF  First Trust Portfolios L.P., First Trust  common stock       439,587    9.09%
        Advisors L.P. and The Charger
        Corporation (120 East Liberty Drive,
        Suite 400, Wheaton, Illinois 60187)

ANYMIF  Citigroup Global Markets Inc.,            auction rate           848    52.0%
        Citigroup Financial Products Inc.,        preferred stock
        Citigroup Global Markets Holdings Inc.
        (388 Greenwich Street, New York,
        New York 10013) and Citigroup Inc.
        (399 Park Avenue, New York,
        New York 10043)

                                                                 NUMBER
 FUND           SHAREHOLDER (ADDRESS)          CLASS OF SHARES  OF SHARES PERCENTAGE
------- -------------------------------------  ---------------- --------- ----------
ANYMIF  UBS AG on behalf of UBS Securities     auction rate         97       5.94%
        LLC and UBS Financial Services Inc.    preferred stock
        (Bahnhofstrasse 45, P.O. Box CH-8021,
        Zurich, Switzerland)

ANYMIF  Bank of America Corp. (Bank of         auction rate        589      36.10%
        America Corporate Center, 100 North    preferred stock
        Tryon Street, Charlotte, North
        Carolina 28255) and Blue Ridge
        Investments, L.L.C. (214 North Tryon
        Street, Charlotte, North Carolina
        28255)

      SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 24, 2014 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's Bylaws. To be presented at the 2015 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2014 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 24, 2014 and no later than October 24, 2014.

   The persons named as proxies for the 2015 Annual Meeting of Stockholders will, regarding the proxies in effect at the meeting, have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter no sooner than September 24, 2014 and no later than October 24, 2014. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

                            REPORTS TO STOCKHOLDERS

   Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investments, Inc. at
(800) 227-4618 or contact Carol Rappa at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                By Order of the Boards of Directors,

                                Emilie D. Wrapp
                                Secretary

New York, New York
February 21, 2014

                    TABLE OF CONTENTS                   PAGE
                    ----------------------------------- ----
                    Introduction.......................   1
                    Proposals One and Two: Election of
                     Directors.........................   2
                    Proxy Voting and Stockholder
                     Meeting...........................  16
                    Information as to the Investment
                     Adviser and the Administrator of
                     the Funds.........................  23
                    Section 16(a) Beneficial Ownership
                     Reporting Compliance..............  23
                    Other Matters......................  23
                    Submission of Proposals for the
                     Next Annual Meeting of
                     Stockholders......................  25
                    Reports to Stockholders............  26



                                ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.
                         ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.
                                ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.
                                  ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

--------------------------------------------------------------------------------

                                        [LOGO]
                                  ALLIANCEBERNSTEIN


--------------------------------------------------------------------------------
NOTICE OF JOINT ANNUAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

FEBRUARY 21, 2014

                                  ----------
                                  PROXY CARD
                                  ----------
          [LOGO]
            AB                    MERGE FUNDS NAMES FOR ANMIF, ACMIF & ANYMIF
     AllianceBernstein            SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                  --------------------------------------------->

                                  ----------------------------------------------
 YOUR VOTE IS IMPORTANT NO                   PROXY VOTING OPTIONS
MATTER HOW MANY SHARES YOU        ----------------------------------------------
OWN. PLEASE CAST YOUR PROXY
        VOTE TODAY!               1. MAIL your signed and voted proxy back in
                                     the postage paid envelope provided

                                  2. ONLINE at proxyonline.com using your proxy
                                     voting number found below
--------------------------------
                                  3. PHONE dial toll-free (888) 227-9349 to
                                     reach an automated touchtone voting line

                                  4. LIVE with a live operator when you call
                                     toll-free (800) 331-5817 Monday through
                                     Friday 9 a.m. to 10 p.m. Eastern time
                                  ----------------------------------------------
--------------------------------           CONTROL NUMBER -> 12345678910
                                  ----------------------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 27, 2014

The undersigned hereby appoints Nancy Hay and Carol H. Rappa or either of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of the above-referenced Fund to be held at 1:30 p.m., Eastern Time, on March 27, 2014 at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 331-5817. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Thursday, March 27, 2014: The Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

--------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]              [BAR CODE HERE]              CUSIP
--------------------------------------------------------------------------------

                                                                      ----------
MERGE FUNDS NAMES FOR ANMIF, ACMIF & ANYMIF                           PROXY CARD
                                                                      ----------
YOUR SIGNATURE IS REQUIRED FOR
YOUR VOTE TO BE COUNTED.          ----------------------------------------------
                                  SIGNATURE (AND TITLE IF APPLICABLE)       DATE

Please sign exactly as your
name(s) appear(s) on this
proxy, and date it. When
shares are held jointly, each
holder should sign. When
signing in a representative
capacity, please give title.      ----------------------------------------------
                                  SIGNATURE (IF HELD JOINTLY)               DATE

================================================================================

This proxy is solicited on behalf of the Board of Directors of the Fund.

The Board, including a majority of the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR Proposal One and Proposal Two.

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the proxy card in the manner recommended by the Board.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: (black circle)


Proposal(s)                                              FOR           WITHHOLD
                                                         ---           --------
1. To elect three Class Two Directors of the Fund, each such Director to hold office for three years and until his successor is duly elected and qualifies:

1a.  William H. Foulk, Jr.                                O                O

1b.  D. James Guzy                                        O                O

1c.  Robert M. Keith                                      O                O


                              THANK YOU FOR VOTING



--------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]              [BAR CODE HERE]               CUSIP
--------------------------------------------------------------------------------

                                  ----------
                                  PROXY CARD
                                  ----------
          [LOGO]
            AB                    MERGE FUNDS NAMES FOR ANMIF, ACMIF & ANYMIF
     AllianceBernstein            SIGN, DATE AND VOTE ON THE REVERSE SIDE
                                  --------------------------------------------->

                                  ----------------------------------------------
 YOUR VOTE IS IMPORTANT NO                   PROXY VOTING OPTIONS
MATTER HOW MANY SHARES YOU        ----------------------------------------------
OWN. PLEASE CAST YOUR PROXY
        VOTE TODAY!               1. MAIL your signed and voted proxy back in
                                     the postage paid envelope provided

                                  2. ONLINE at proxyonline.com using your proxy
                                     voting number found below
--------------------------------
                                  3. PHONE dial toll-free (888) 227-9349 to
                                     reach an automated touchtone voting line

                                  4. LIVE with a live operator when you call
                                     toll-free (800) 331-5817 Monday through
                                     Friday 9 a.m. to 10 p.m. Eastern time
                                  ----------------------------------------------
--------------------------------           CONTROL NUMBER -> 12345678910
                                  ----------------------------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 27, 2014

The undersigned hereby appoints Nancy Hay and Carol H. Rappa or either of them, as attorneys-in-fact and proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of the above-referenced Fund to be held at 1:30 p.m., Eastern Time, on March 27, 2014 at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of Notice of Joint Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to the Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 331-5817. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Thursday, March 27, 2014: The Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

--------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]              [BAR CODE HERE]             CUSIP
--------------------------------------------------------------------------------

                                                                      ----------
MERGE FUNDS NAMES FOR ANMIF, ACMIF & ANYMIF                           PROXY CARD
                                                                      ----------
YOUR SIGNATURE IS REQUIRED FOR
YOUR VOTE TO BE COUNTED.          ----------------------------------------------
                                  SIGNATURE (AND TITLE IF APPLICABLE)       DATE

Please sign exactly as your
name(s) appear(s) on this
proxy, and date it. When
shares are held jointly, each
holder should sign. When
signing in a representative
capacity, please give title.      ----------------------------------------------
                                  SIGNATURE (IF HELD JOINTLY)               DATE

================================================================================

This proxy is solicited on behalf of the Board of Directors of the Fund.

The Board, including a majority of the Independent Directors, unanimously recommends that the stockholders of the Fund vote FOR Proposal One and Proposal Two.

All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. If no specification is made on a properly executed proxy, it will be voted for the matters specified on the proxy card in the manner recommended by the Board.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: (black circle)


Proposal(s)                                              FOR           WITHHOLD
                                                         ---           --------
1. To elect three Class Two Directors of the Fund, each such Director to hold office for three years and until his successor is duly elected and qualifies:

1a.  William H. Foulk, Jr.                                O                O

1b.  D. James Guzy                                        O                O

1c.  Robert M. Keith                                      O                O

2.   To elect two Class One Directors                     O                O
     of each of AllianceBernstein National
     Municipal Income Fund, Inc. ("ANMIF"), Alliance
     California Municipal Income Fund, Inc.
     ("ACMIF") and/or Alliance New York Municipal
     Income Fund, Inc. ("ANYMIF"), as may be
     applicable, for two years and until his
     successor is duly elected and qualifies:

2a.  John H. Dobkin                                       O                O

2b.  Michael J. Downey                                    O                O



                              THANK YOU FOR VOTING



--------------------------------------------------------------------------------
[PROXY ID NUMBER HERE]            [BAR CODE HERE]                CUSIP
--------------------------------------------------------------------------------